MMMMMMMMMMMM ENDORSEMENT_LINE SACKPACK 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext C123456789 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing this card. Votes submitted electronically must be received by <TIME> Central Time, on <DATE> Online Go to www.investorvote.com/SWKH or scan the QR code — login details are located in the shaded bar below. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/SWKH T IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.T Proposals — The Board of Directors recommend a vote FOR Proposals 1, 2 and 3. 1. To adopt the Agreement and Plan of Merger, dated as of October 9, 2025 (as may be amended from time to time, the “Merger Agreement”), by and among Runway Growth Finance Corp., a Maryland corporation (“RWAY”); SWK Holdings Corporation (“SWK”); RWAY Portfolio Holding Corp., a Delaware corporation and a direct wholly-owned subsidiary of RWAY (“Intermediary Sub”); RWAY Portfolio Corp., a Delaware corporation and a direct wholly-owned subsidiary of Intermediary Sub (“Acquisition Sub”); and Runway Growth Capital LLC, a Delaware limited liability company and the external investment adviser to RWAY (the “Adviser”) and approve the merger of Acquisition Sub with and into SWK, with SWK continuing as the surviving company and as a wholly-owned subsidiary of Intermediary Sub or, in the alternative, the merger of SWK with and into Acquisition Sub, with Acquisition Sub continuing as the surviving company and as a wholly-owned subsidiary of Intermediary Sub (the “First Merger”), pursuant to the Merger Agreement (such proposal, the “Merger Proposal”). 3. To approve one or more adjournments of the SWK Special Meeting if necessary to solicit additional proxies in favor of the Merger Proposal if there are insufficient votes at the time of the SWK Special Meeting to approve the Merger Proposal (the “Adjournment Proposal”). For Against Abstain For Against Abstain 2. To approve, on a non-binding advisory basis, the compensation that may be paid or become payable to SWK’s named executive officers in connection with the Mergers (such proposal, the “Compensation Proposal”). For Against Abstain Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. MMMMMMM C 1234567890 J N T 1 U P X 6 6 9 2 3 4 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND 047M9B The 2025 Special Meeting of Stockholders of SWK Holdings Corporation will be held on <DATE> virtually via the internet at meetnow.global/MAFJD7K. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. T IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.T Notice of 2025 Special Meeting of Stockholders Proxy Solicited by Board of Directors for Special Meeting — <DATE> Joe D. Staggs and Adam Rice, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Special Meeting of Stockholders of SWK Holdings Corporation to be held on <DATE> or at any postponement or adjournment thereof. Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR items 1, 2 and 3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side) Non-Voting Items Change of Address — Please print new address below. Comments — Please print your comments below.

MMMMMMMMMMMM ENDORSEMENT_LINE SACKPACK 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext C123456789 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing this card. Votes submitted electronically must be received by <TIME> Central Time, on <DATE> Online Go to www.investorvote.com/SWKH or scan the QR code — login details are located in the shaded bar below. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/SWKH T IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.T Proposals — The Board of Directors recommend a vote FOR Proposals 1, 2 and 3. 1. To adopt the Agreement and Plan of Merger, dated as of October 9, 2025 (as may be amended from time to time, the “Merger Agreement”), by and among Runway Growth Finance Corp., a Maryland corporation (“RWAY”); SWK Holdings Corporation (“SWK”); RWAY Portfolio Holding Corp., a Delaware corporation and a direct wholly-owned subsidiary of RWAY (“Intermediary Sub”); RWAY Portfolio Corp., a Delaware corporation and a direct wholly-owned subsidiary of Intermediary Sub (“Acquisition Sub”); and Runway Growth Capital LLC, a Delaware limited liability company and the external investment adviser to RWAY (the “Adviser”) and approve the merger of Acquisition Sub with and into SWK, with SWK continuing as the surviving company and as a wholly-owned subsidiary of Intermediary Sub or, in the alternative, the merger of SWK with and into Acquisition Sub, with Acquisition Sub continuing as the surviving company and as a wholly-owned subsidiary of Intermediary Sub (the “First Merger”), pursuant to the Merger Agreement (such proposal, the “Merger Proposal”). 3. To approve one or more adjournments of the SWK Special Meeting if necessary to solicit additional proxies in favor of the Merger Proposal if there are insufficient votes at the time of the SWK Special Meeting to approve the Merger Proposal (the “Adjournment Proposal”). For Against Abstain For Against Abstain 2. To approve, on a non-binding advisory basis, the compensation that may be paid or become payable to SWK’s named executive officers in connection with the Mergers (such proposal, the “Compensation Proposal”). For Against Abstain Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. MMMMMMM C 1234567890 J N T 1 U P X 6 6 9 2 3 4 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND 047M9B The 2025 Special Meeting of Stockholders of SWK Holdings Corporation will be held on <DATE> virtually via the internet at meetnow.global/MAFJD7K. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. T IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.T Notice of 2025 Special Meeting of Stockholders Proxy Solicited by Board of Directors for Special Meeting — <DATE> Joe D. Staggs and Adam Rice, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Special Meeting of Stockholders of SWK Holdings Corporation to be held on <DATE> or at any postponement or adjournment thereof. Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR items 1, 2 and 3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side) Non-Voting Items Change of Address — Please print new address below. Comments — Please print your comments below.